UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 9, 2020

Cascade Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001--39728	85-2562068
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 Sunset Harbour Dr.
Suite 2102
Miami Beach, Florida 33139

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (203) 856-3033

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one share of Class A Common Stock and one-half of one Redeemable Warrant	CAS.U	The New York Stock Exchange

Class A Common Stock, par value $0.0001 per share	CAS	The New York Stock Exchange

Redeemable Warrants, each whole Warrant exercisable for one share of Class A Common Stock for $11.50 per share	CAS.WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Other Events.

As previously disclosed on a Current Report on Form 8-K dated December 1, 2020, Cascade Acquisition Corp., a Delaware corporation (the “Company”), consummated its initial public offering (the "IPO") of 20,000,000 units (the "Units"). Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share ("Class A Common Stock"), and one-half of one redeemable warrant of the Company ("Warrant"), with each whole Warrant entitling the holder thereof to purchase one share of Class A Common Stock for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $200,000,000. The Company had granted the underwriters in the IPO (the "Underwriters") a 45-day option to purchase up to 3,000,000 additional Units solely to cover over-allotments, if any. On December 9, 2020, the Underwriters exercised the over-allotment option in full and purchased an additional 3,000,000 Units (the "Over-Allotment Units"), generating gross proceeds of $30,000,000.

Simultaneously with the closing of the IPO, the Company completed the private sale (the "Private Placement") of an aggregate of 7,317,000 warrants (the "Private Placement Warrants") to Cascade Acquisition Holdings, LLC (the "Sponsor") at a purchase price of $1.00 per Private Placement Warrant, generating gross proceeds to the Company of $7,317,000. In connection with the closing of the purchase of the Over-Allotment Units, the Company sold an additional 900,000 Private Placement Warrants to the Sponsor at a price of $1.00 per Private Placement Warrant, generating gross proceeds of $900,000.

An audited balance sheet as of November 24, 2020 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement, but not the proceeds in connection with the sale of the Over-Allotment Units, had been prepared by the Company and previously filed on a Current Report on Form 8-K on December 1, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cascade Acquisition Corp.

	By:	/s/Jay Levine
		Name:	Jay Levine
		Title:	Chief Executive Officer

Dated: December 11, 2020

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